Exhibit 32

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                                                                      EXHIBIT 32
                                                                      ----------

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report Northeast Indiana Bancorp, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Stephen E. Zahn, the Chief Executive Officer and I, Randy J. Sizemore, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Stephen E. Zahn                 By: /s/ Randy J. Sizemore
    -----------------------                 -------------------------
Name: Stephen E. Zahn                   Name: Randy J. Sizemore
Chief Executive Officer                 Chief Financial Officer
March 23, 2005                          March 23, 2005